Exhibit 10.8
FOURTH AMENDMENT TO THE
COOPER CAMERON CORPORATION
RETIREMENT SAVINGS PLAN
(As Amended and Restated Effective May 1, 2003)
     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the COOPER CAMERON CORPORATION RETIREMENT SAVINGS PLAN (the “Plan”); and
     WHEREAS, the Company desires to amend the Plan to decrease the Plan’s mandatory cash out limit;
     NOW, THEREFORE, the Plan shall be amended as follows, effective as provided below:
I. Effective as of March 28, 2005:
     1. Section 10.2(a) of the Plan shall be deleted and the following shall be substituted therefor:
“(a.1)	Distributions of $1,000 or Less. If the value of the vested interest of a Member, Inactive Member, Profit Sharing Member, or IAR Member, as the case may be, in his Basic, Supplemental, Matching, IAR, Profit Sharing, and Rollover/Transfer Accounts is $1,000 or less (or $5,000 or less in the case of a distribution after a Member’s death), distribution thereof shall be made to such a Member (or his Beneficiary, as applicable) as soon as practicable in a single sum payment.

(a.2)	Distributions of More than $1,000 But Not More Than $5,000: If the value of the vested interest of a Member, Inactive Member, Profit Sharing Member, or IAR Member, as the case may be, in his Basic, Supplemental, Matching, IAR, Profit Sharing, and Rollover/Transfer Accounts is more than $1,000 but not more than $5,000, such Member may elect to receive distribution of such Accounts as soon as practicable in a single sum payment at any time prior to attainment of age 70 1/2. Such election may be made without the consent of such Member’s spouse, if any. A Member’s Accounts that are described in this Section 10.2(a.2) shall not be distributed without the Member’s consent. This Section 10.2(a.2) shall be effective with respect to distributions made on or after March 28, 2005 regardless of whether the event which caused a Participant’s Accounts to become distributable occurred before or after March 28, 2005.”

     2. Section 10.2(c) of the Plan shall be deleted and the following shall be substituted therefor:
“(c)	Disregard of Rollover Contributions for Valuation of Involuntary Cash Outs in Certain Cases. For purposes of application of the $5,000 threshold of Sections 10.2(a.1), 10.2(a.2), 10.2(b), 11.5(f), and 12.5, the value of a Member’s vested interest in his Separate Accounts shall be determined without regard to that portion of such accounts which is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16) of the Code. If the value of a Member’s Separate Accounts as so determined is $5,000 or less, the Member’s entire nonforfeitable account balance (including amounts attributable to such Rollover Contributions) shall be distributable pursuant to an election under Section 10.2(a.2) or distributed pursuant to Section 10.2(a.1), 11.5(f) or 12.5, as applicable.”
     3. The phrase “$5,000 or more” in Section 10.11 shall be deleted and the phrase “more than $1,000 (or more than $5,000 in the case of a deceased Member)” shall be substituted therefor.
     4. The following shall be added at the end of Section 12.5 of the Plan:
“In the event that the total value of an amount directed to be paid pursuant to a qualified domestic relations order is not in excess of $5,000, such amount shall be paid to the recipient or recipients identified in such order in one lump sum payment as soon as practicable after such order has been determined to be a qualified domestic relations order.”

II.	Effective as of January 1, 2006:
     1. The percentage “20%” in Section 3.1 of the Plan shall be deleted and the percentage “50%” shall be substituted therefor.
     2. Section 10.2(a) of the Plan shall be deleted and the following shall be substituted therefor:
“(a.1)	Distributions of $1,000 or Less. If the value of the vested interest of a Member, Inactive Member, Profit Sharing Member, or IAR Member, as the case may be, in his Basic, Supplemental, Matching, IAR, Profit Sharing, and Rollover/Transfer Accounts is $1,000 or less (or $5,000 or less in the case of a distribution after a Member’s death), distribution thereof shall be made to such a Member (or his Beneficiary, as applicable) as soon as practicable in a single sum payment.

(a.2)	Distributions of More than $1,000 But Not More Than $5,000: If the value of the vested interest of a Member, Inactive Member, Profit Sharing Member, or IAR Member, as the case may be, in his Basic, Supplemental, Matching, IAR, Profit Sharing, and Rollover/Transfer Accounts is more than $1,000 but not more than $5,000, such Member may elect to receive distribution of such Accounts as soon as practicable in a single sum payment at any time prior to attainment of age 70 1/2; provided, however, distribution after a Member’s death may be made without consent pursuant to Section 10.2(a.1) if the value of the vested interest in his Account(s) is $5,000 or less. Such election may be made without the consent of such Member’s spouse, if any. In the event of a distribution pursuant to this Section 10.2(a.2), if the Member does not elect to have such distribution paid directly to an Eligible Retirement Plan specified by the Participant in a direct rollover in accordance with Section 10.9 or to receive the distribution directly in accordance with this Section 10.2(a.2), then the Plan Administrator will direct the Trustee to pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator. This Section 10.2(a.2) shall be effective with respect to distributions made on or after January 1, 2006 regardless of whether the event which caused a Participant’s Accounts to become distributable occurred before or after January 1, 2006.”
III.	As amended hereby, the Plan is specifically ratified and reaffirmed.
     EXECUTED this 29th day of December, 2005, effective for all purposes as provided above.

COOPER CAMERON CORPORATION

By: /s/ Jane Schmitt
Name: Jane C. Schmitt
Title: VP, Human Resources

FIFTH AMENDMENT TO
COOPER CAMERON CORPORATION
RETIREMENT SAVINGS PLAN
(As Amended and Restated Effective May 1, 2003)
     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the COOPER CAMERON CORPORATION RETIREMENT SAVINGS PLAN (the “Plan”); and
     WHEREAS, the Company desires to amend the Plan in certain respects;
     NOW, THEREFORE, the Plan shall be amended as follows, effective as of January 1, 2006:
I.	The last sentence of Section 8.1(b) of the Plan shall be deleted.
II.	As amended hereby, the Plan is specifically ratified and reaffirmed.
     EXECUTED this 7th day of February, 2006, effective for all purposes as provided above.

COOPER CAMERON CORPORATION

By: /s/ Jane Schmitt
Name: Jane Schmitt
Title: VP, Human Resources

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